Exhibit 21.1

Subsidiary Information

As of February 25, 2015

Company	Jurisdiction of Incorporation	Doing Business As
Bausch & Lomb Argentina S.R.L.	Argentina	Bausch & Lomb Argentina S.R.L.
Waicon Vision S.A.	Argentina	Waicon Vision S.A.
Bausch & Lomb (Australia) Pty. Limited	Australia	Bausch & Lomb (Australia) Pty. Limited
DermaTech Pty. Ltd.	Australia	DermaTech Pty. Ltd.
Ganehill North America Pty. Ltd.	Australia	Ganehill North America Pty. Ltd.
Ganehill Pty. Ltd.	Australia	Ganehill Pty. Ltd.
Hissyfit International Pty Ltd.	Australia	Hissyfit International Pty Ltd.
iNova Pharmaceuticals (Australia) Pty Limited	Australia	iNova Pharmaceuticals (Australia) Pty Limited
iNova Sub Pty Limited	Australia	iNova Sub Pty Limited
Private Formula International Holdings Pty. Ltd.	Australia	Private Formula International Holdings Pty. Ltd.
Private Formula International Pty. Ltd.	Australia	Private Formula International Pty. Ltd.
Solta Medical Australia Propretary Ltd	Australia	Solta Medical Australia Propretary Ltd
Valeant Holdco 2 Pty Ltd	Australia	Valeant Holdco 2 Pty Ltd
Valeant Holdco 3 Pty Ltd	Australia	Valeant Holdco 3 Pty Ltd
Valeant Pharmaceuticals Australasia Pty. Ltd.	Australia	Valeant Pharmaceuticals Australasia Pty. Ltd.
Wirra Holdings Pty Limited	Australia	Wirra Holdings Pty Limited
Wirra IP Pty Limited	Australia	Wirra IP Pty Limited
Wirra Operations Pty Limited	Australia	Wirra Operations Pty Limited
Bausch & Lomb GmbH	Austria	Bausch & Lomb GmbH
Hythe Property Incorporated	Barbados	Hythe Property Incorporated
Natur Produkt-M	Belarus	Natur Produkt-M
Bausch & Lomb B.V.B.A.	Belgium	Bausch & Lomb B.V.B.A.
Bausch & Lomb Pharma S.A.	Belgium	Bausch & Lomb Pharma S.A.
Croma Pharma BVBA	Belgium	Croma Pharma BVBA
Valeant International Bermuda	Bermuda	Valeant International Bermuda
Valeant Pharmaceuticals Nominee Bermuda	Bermuda	Valeant Pharmaceuticals Nominee Bermuda
PharmaSwiss BH drustvo za trgovinu na veliko d.o.o.	Bosnia	PharmaSwiss BH drustvo za trgovinu na veliko d.o.o.
BL Importações Ltda.	Brazil	BL Importações Ltda.
BL Indústria Ótica Ltda.	Brazil	BL Indústria Ótica Ltda.
Instituto Terapêutico Delta Ltda.	Brazil	Instituto Terapêutico Delta Ltda.
Probiótica Laboratórios Ltda.	Brazil	Probiótica Laboratórios Ltda.
Valeant Farmacêutica do Brasil Ltda.	Brazil	Valeant Farmacêutica do Brasil Ltda.
0938638 BC Ltd.	British Columbia (Canada)	0938638 BC Ltd.
0938893 BC Ltd.	British Columbia (Canada)	0938893 BC Ltd.
Croma Pharma Canada Ltd.	British Columbia (Canada)	Croma Pharma Canada Ltd.
Bauch & Lomb-Lord (BVI) Incorporated	British Virgin Islands	Bauch & Lomb-Lord (BVI) Incorporated
PharmaSwiss EOOD	Bulgaria	PharmaSwiss EOOD
9079-8851 Quebec, Inc.	Canada	9079-8851 Quebec, Inc.
Bausch & Lomb Canada Inc.	Canada	Bausch & Lomb Canada Inc.
Medicis Aesthetics Canada Ltd.	Canada	Medicis Aesthetics Canada Ltd.
Medicis Canada Ltd.	Canada	Medicis Canada Ltd.
Valeant Canada GP Limited	Canada	Valeant Canada GP Limited
Valeant Canada S.E.C./Valeant Canada LP	Canada	Valeant Canada S.E.C./Valeant Canada LP
Valeant Canada Ltd.	Canada	Valeant Canada Ltd.
Valeant Groupe Cosmoderme Inc.	Canada	Valeant Groupe Cosmoderme Inc.
V-BAC Holding Corp.	Canada	V-BAC Holding Corp.
Bausch & Lomb (Shanghai) Trading Co., Ltd.	China	Bausch & Lomb (Shanghai) Trading Co., Ltd.
Beijing Bausch & Lomb Eyecare Company, Ltd.	China	Beijing Bausch & Lomb Eyecare Company, Ltd.
Shandong Bausch & Lomb Freda New Packaging Materials Co Ltd	China	Shandong Bausch & Lomb Freda New Packaging Materials Co Ltd
Shandong Bausch & Lomb Freda Pharmaceutical Co. Ltd.	China	Shandong Bausch & Lomb Freda Pharmaceutical Co. Ltd.
PharmaSwiss drustvo s ogranicenom odgovornoscu za trgovinu I usluge	Croatia	PharmaSwiss drustvo s ogranicenom odgovornoscu za trgovinu I usluge
PharmaSwiss Ceska republika s.r.o.	Czech Republic	PharmaSwiss Ceska republika s.r.o.
Valeant Czech Pharma s.r.o.	Czech Republic	Valeant Czech Pharma s.r.o.
PharmaSwiss Eesti OU	Estonia	PharmaSwiss Eesti OU
Bausch & Lomb France S.A.S.	France	Bausch & Lomb France SAS
BCF S.A.S.	France	BCF SAS
Chauvin Opsia S.A.S.	France	Chauvin Opsia S.A.S.
Croma SAS	France	Croma SAS
Laboratoire Chauvin S.A.S.	France	Laboratoire Chauvin SAS
Pharma Pass S.A.S.	France	Pharma Pass SAS
Bausch & Lomb GmbH	Germany	Bausch & Lomb GmbH
BLEP Europe GmbH	Germany	BLEP Europe GmbH
BLEP Holding GmbH	Germany	BLEP Holding GmbH
Chauvin ankerpharm GmbH	Germany	Chauvin ankerpharm GmbH
Croma-Pharma Deutschland G.m.b.H.	Germany	Croma-Pharma Deutschland G.m.b.H.
Dr. Gerhard Mann chem.-pharm. Fabrik GmbH	Germany	Dr. Gerhard Mann chem.-pharm. Fabrik GmbH
Dr. Robert Winzer Pharma GmbH	Germany	Dr. Robert Winzer Pharma GmbH
Grundstuckgesellschaft Dr. Gerhard Mann GmbH	Germany	Grundstuckgesellschaft Dr. Gerhard Mann GmbH
Pharmaplast Vertriebsgesellschaft mbH	Germany	Pharmaplast Vertriebsgesellschaft mbH
Technolas Perfect Vision GmbH	Germany	Technolas Perfect Vision GmbH
PharmaSwiss Hellas S.A.	Greece	PharmaSwiss Hellas S.A.
Bausch & Lomb (Hong Kong) Limited	Hong Kong	Bausch & Lomb (Hong Kong) Limited
iNova Pharmaceuticals (Hong Kong) Limited	Hong Kong	iNova Pharmaceuticals (Hong Kong) Limited
Sino Concept Technology Limited	Hong Kong	Sino Concept Technology Limited
Solta Medical International, Ltd	Hong Kong	Solta Medical International, Ltd
Technolas Hong Kong Limited	Hong Kong	Technolas Hong Kong Limited
Valeant Pharma Hungary Commercial LLC	Hungary	Valeant Pharma Hungary Commercial LLC
Bausch & Lomb Eyecare (India) Private Limited	India	Bausch & Lomb Eyecare (India) Private Limited
PT Armoxindo Farma	Indonesia	PT Armoxindo Farma
PT Bausch Lomb Indonesia	Indonesia	PT Bausch Lomb Indonesia
PT Bausch & Lomb (Distributing)	Indonesia	PT Bausch & Lomb (Distributing)
PT Bausch & Lomb Manufacturing	Indonesia	PT Bausch & Lomb Manufacturing
C&C Vision International Limited	Ireland	C&C Vision International Limited
Valeant Holdings Ireland	Ireland	Valeant Holdings Ireland
Valeant Pharmaceuticals Ireland	Ireland	Valeant Pharmaceuticals Ireland
PharmaSwiss Israel Ltd.	Israel	PharmaSwiss Israel Ltd.
Bausch & Lomb IOM S.p.A.	Italy	Bausch & Lomb IOM S.p.A.
Eyeonics Europe SRL	Italy	Eyeonics Europe SRL
B.L.J. Company, Ltd.	Japan	B.L.J. Company, Ltd.
Bausch & Lomb (Jersey) Limited	Jersey	Bausch & Lomb (Jersey) Limited
TOO "NP Market Asia"	Kazakhstan	TOO "NP Market Asia"
Bausch & Lomb Korea Co. Ltd.	Korea	Bausch & Lomb Korea Co. Ltd.
Bescon Co. Ltd.	Korea	Bescon Co. Ltd.
Bescon Korea Distribution Inc.	Korea	Bescon Korea Distribution Inc.
PharmaSwiss SA Sh.k.p.	Kosovo	PharmaSwiss SA Sh.k.p.
PharmaSwiss Latvia	Latvia	PharmaSwiss Latvia
UAB PharmaSwiss	Lithuania	UAB PharmaSwiss
Bausch & Lomb Luxembourg s.a.r.l.	Luxembourg	Bausch & Lomb Luxembourg s.a.r.l.
Bausch & Lomb Luxembourg s.a.r.l. & Cie	Luxembourg	Bausch & Lomb Luxembourg s.a.r.l. & Cie
Biovail International S.a.r.l.	Luxembourg	Biovail International S.a.r.l.
Valeant Holdings Luxembourg S.a r.l.	Luxembourg	Valeant Holdings Luxembourg S.a r.l.
Valeant International Luxembourg S.a r.l.	Luxembourg	Valeant International Luxembourg S.a r.l.
Valeant Pharmaceuticals Luxembourg S.a r.l.	Luxembourg	Valeant Pharmaceuticals Luxembourg S.a r.l.
PharmaSwiss dooel Skopje	Macedonia	PharmaSwiss dooel Skopje
Bausch & Lomb (Malaysia) Sdn Bhd	Malaysia	Bausch & Lomb (Malaysia) Sdn Bhd
Aton Malta Limited	Malta	Aton Malta Limited
Bausch & Lomb Mexico, S.A. de C.V.	Mexico	Bausch & Lomb Mexico, S.A. de C.V.
Laboratorios Grossman, S.A.	Mexico	Laboratorios Grossman, S.A.
Logistica Valeant, S.A. de C.V.	Mexico	Logistica Valeant, S.A. de C.V.
Nysco de Mexico S.A. de C.V.	Mexico	Nysco de Mexico S.A. de C.V.
Tecnofarma, S.A. de C.V.	Mexico	Tecnofarma, S.A. de C.V.
Valeant Farmaceutica S.A. de CV.	Mexico	Valeant Farmaceutica S.A. de CV.
Valeant Servicios y Administracion, S. de R.L. de C.V.	Mexico	Valeant Servicios y Administracion, S. de R.L. de C.V.
Bausch & Lomb B.V.	Netherlands	Bausch & Lomb B.V.
Bausch+Lomb OPS B.V.	Netherlands	Bausch+Lomb OPS B.V.
Croma-Pharma Nederland BV	Netherlands	Croma-Pharma Nederland BV
Natur Produkt Europe BV	Netherlands	Natur Produkt Europe BV
Solta Medical International, B.V.	Netherlands	Solta Medical International, B.V.
Technolas Perfect Vision Cooperatief U.A.	Netherlands	Technolas Perfect Vision Cooperatief U.A.
Valeant Dutch Holdings B.V.	Netherlands	Valeant Dutch Holdings B.V.
Valeant Europe BV	Netherlands	Valeant Europe BV
Bausch & Lomb (New Zealand) Limited	New Zealand	Bausch & Lomb (New Zealand) Limited
iNova Pharmaceuticals (New Zealand) Limited	New Zealand	iNova Pharmaceuticals (New Zealand) Limited
Valeant Pharmaceuticals New Zealand Limited	New Zealand	Valeant Pharmaceuticals New Zealand Limited
Valeant Farmaceutica Panama S.A.	Panama	Valeant Farmaceutica Panama S.A.
Valeant Peru	Peru	Valeant Peru
Bausch & Lomb (Philippines), Inc.	Philippines	Bausch & Lomb (Philippines), Inc.
Bausch & Lomb Polska Sp. z.o.o.	Poland	Bausch & Lomb Polska Sp. z.o.o.
Cadogan spółka z ograniczoną odpowiedzialnością	Poland	Cadogan spółka z ograniczoną odpowiedzialnością
Cochrane spółka z ograniczoną odpowiedzialnością	Poland	Cochrane spółka z ograniczoną odpowiedzialnością
Croma Inter Sp.z.o.o.	Poland	Croma Inter Sp.z.o.o.
Croma Polska Sp. z o.o.	Poland	Croma Polska Sp. z o.o.
Croma-Pharma Polska Sp. z o.o.	Poland	Croma-Pharma Polska Sp. z o.o.
Emo-Farm spółka z ograniczoną odpowiedzialnością	Poland	Emo-Farm spółka z ograniczoną odpowiedzialnością
ICN Polfa Rzeszow SA	Poland	ICN Polfa Rzeszow SA
IPOPEMA 73 Fundusz inwestycyjny Zamkniety Aktywow Niepublicznych (FIZAN)	Poland	IPOPEMA 73 Fundusz inwestycyjny Zamkniety Aktywow Niepublicznych (FIZAN)
Laboratorium Farmaceutyczne Homeofarm Sp. Z.o.o.	Poland	Laboratorium Farmaceutyczne Homeofarm Sp. Z.o.o.
PharmaSwiss Poland Sp. z.o.o.	Poland	PharmaSwiss Poland Sp. z.o.o.
Przedsiebiorstwo Farmaceutyczne Jelfa SA	Poland	Przedsiebiorstwo Farmaceutyczne Jelfa SA
Valeant sp. z.o.o.	Poland	Valeant sp. z.o.o.
Valeant spółka z ograniczoną odpowiedzialnością	Poland	Valeant spółka z ograniczoną odpowiedzialnością
VP Valeant Sp. z o.o.	Poland	VP Valeant Sp. z o.o.
S.C. Croma Romania Srl	Romania	S.C. Croma Romania Srl
S.C. PharmaSwiss Medicines S.R.L.	Romania	S.C. PharmaSwiss Medicines S.R.L.
JSC "Natur Produkt International"	Russia	JSC "Natur Produkt International"
Limited Liability Company "Bausch & Lomb"	Russia	Limited Liability Company "Bausch & Lomb"
OOO "NP-Logistika"	Russia	OOO "NP-Logistika"
OOO "NP-Nedvizhimost"	Russia	OOO "NP-Nedvizhimost"
Valeant LLC	Russia	Valeant LLC
PharmaSwiss d.o.o. Serbia	Serbia	PharmaSwiss d.o.o. Serbia
Bausch & Lomb (Singapore) Private Limited	Singapore	Bausch & Lomb (Singapore) Private Limited
iNova Pharmaceuticals (Singapore) Pte Limited	Singapore	iNova Pharmaceuticals (Singapore) Pte Limited
Solta Medical Singapore Private Limited	Singapore	Solta Medical Singapore Private Limited
Technolas Singapore Pte. Ltd.	Singapore	Technolas Singapore Pte. Ltd.
Wirra International Bidco Pte Limited	Singapore	Wirra International Bidco Pte Limited
Wirra International Holdings Pte Limited	Singapore	Wirra International Holdings Pte Limited
Sanitas Pharma	Slovakia	Sanitas Pharma
Valeant Slovakia s.r.o.	Slovakia	Valeant Slovakia s.r.o.
PharmaSwiss d.o.o., Ljubljana	Slovenia	PharmaSwiss d.o.o., Ljubljana
Bausch & Lomb (South Africa) (Pty) Ltd	South Africa	Bausch & Lomb (South Africa) (Pty) Ltd
iNova Pharmaceuticals (Pty) Limited	South Africa	iNova Pharmaceuticals (Pty) Limited
Soflens (Pty) Ltd	South Africa	Soflens (Pty) Ltd
Bausch & Lomb S.A.	Spain	Bausch & Lomb S.A.
Croma Pharma SL	Spain	Croma Pharma SL
Bausch & Lomb Nordic AB	Sweden	Bausch & Lomb Nordic AB
Croma-Pharma Nordic AB	Sweden	Croma-Pharma Nordic AB
Valeant Sweden AB	Sweden	Valeant Sweden AB
Bausch & Lomb Fribourg s.a.r.l.	Switzerland	Bausch & Lomb Fribourg s.a.r.l.
Bausch & Lomb Swiss AG	Switzerland	Bausch & Lomb Swiss AG
Biovail S.A.	Switzerland	Biovail S.A.
fx Life Sciences AG	Switzerland	fx Life Sciences AG
PharmaSwiss SA	Switzerland	PharmaSwiss SA
Bausch & Lomb Taiwan Limited	Taiwan	Bausch & Lomb Taiwan Limited
Bausch & Lomb (Thailand) Limited	Thailand	Bausch & Lomb (Thailand) Limited
iNova Pharmaceuticals (Thailand) Ltd	Thailand	iNova Pharmaceuticals (Thailand) Ltd
Bausch & Lomb Saglik ve Optic Urunleri Tic. A.S.	Turkey	Bausch & Lomb Saglik ve Optic Urunleri Tic. A.S.
Valeant Pharmaceuticals LLC	Ukraine	Valeant Pharmaceuticals LLC
Medpharma Pharmaceutical & Chemical Industries LLC	UAE	Medpharma Pharmaceutical & Chemical Industries LLC
Bausch & Lomb Scotland Limited	United Kingdom	Bausch & Lomb Scotland Limited
Bausch & Lomb UK Holdings Limited	United Kingdom	Bausch & Lomb UK Holdings Limited
Bausch & Lomb U.K. Limited	United Kingdom	Bausch & Lomb U.K. Limited
Chauvin Pharmaceuticals Limited	United Kingdom	Chauvin Pharmaceuticals Limited
Solta Medical UK Limited	United Kingdom	Solta Medical UK Limited
Dr. LeWinn's Private Formula International, Inc.	California (US)	Dr. LeWinn's Private Formula International, Inc.
Iolab Corporation	California (US)	Iolab Corporation
OnPharma Inc.	California (US)	OnPharma Inc.
Private Formula Corp.	California (US)	Private Formula Corp.
Aesthera Corporation	Delaware (US)	Aesthera Corporation
Aton Pharma, Inc.	Delaware (US)	Aton Pharma, Inc.
Audrey Enterprise, LLC	Delaware (US)	Audrey Enterprise, LLC
B&L Financial Holdings Corp.	Delaware (US)	B&L Financial Holdings Corp.
Bausch & Lomb China, Inc.	Delaware (US)	Bausch & Lomb China, Inc.
Bausch & Lomb Holdings Incorporated	Delaware (US)	Bausch & Lomb Holdings Incorporated
Bausch & Lomb Pharma Holdings Corp.	Delaware (US)	Bausch & Lomb Pharma Holdings Corp.
Bausch & Lomb South Asia, Inc.	Delaware (US)	Bausch & Lomb South Asia, Inc.
Bausch & Lomb Technology Corporation	Delaware (US)	Bausch & Lomb Technology Corporation
Biovail Americas Corp.	Delaware (US)	Biovail Americas Corp.
Biovail NTI Inc.	Delaware (US)	Biovail NTI Inc.
COLD-FX Pharmaceuticals (USA) Inc.	Delaware (US)	COLD-FX Pharmaceuticals (USA) Inc.
Coria Laboratories, Ltd.	Delaware (US)	Coria Laboratories, Ltd.
Dow Pharmaceutical Sciences, Inc.	Delaware (US)	Dow Pharmaceutical Sciences, Inc.
Drone Acquisition Sub Inc.	Delaware (US)	Drone Acquisition Sub Inc.
ECR Pharmaceuticals Co., Inc.	Delaware (US)	ECR Pharmaceuticals Co., Inc.
Emma Z LP	Delaware (US)	Emma Z LP
Erin S LP	Delaware (US)	Erin S LP
eyeonics, inc.	Delaware (US)	eyeonics, inc.
Eyetech Inc.	Delaware (US)	Eyetech Inc.
ICN Southeast, Inc.	Delaware (US)	ICN Southeast, Inc.
ISTA Pharmaceuticals, LLC	Delaware (US)	ISTA Pharmaceuticals, LLC
Katie Z LP	Delaware (US)	Katie Z LP
KGA Fulfillment Services, Inc.	Delaware (US)	KGA Fulfillment Services, Inc.
Kika LP	Delaware (US)	Kika LP
Liposonix, Inc.	Delaware (US)	Liposonix, Inc.
Medicis Body Aesthetics, Inc.	Delaware (US)	Medicis Body Aesthetics, Inc.
Medicis Pharmaceutical Corporation	Delaware (US)	Medicis Pharmaceutical Corporation
Nicox, Inc.	Delaware (US)	Nicox, Inc.
Obagi Medical Products, Inc.	Delaware (US)	Obagi Medical Products, Inc.
Oceanside Pharmaceuticals, Inc.	Delaware (US)	Oceanside Pharmaceuticals, Inc.
OMP, Inc.	Delaware (US)	OMP, Inc.
Onset Dermatologics LLC	Delaware (US)	Onset Dermatologics LLC
OPO, Inc.	Delaware (US)	OPO, Inc.
OraPharma TopCo Holdings, Inc.	Delaware (US)	OraPharma TopCo Holdings, Inc.
OraPharma, Inc.	Delaware (US)	OraPharma, Inc.
OrphaMed Inc.	Delaware (US)	OrphaMed Inc.
PreCision Dermatology, Inc.	Delaware (US)	PreCision Dermatology, Inc.
PreCision MD LLC	Delaware (US)	PreCision MD LLC
Prestwick Pharmaceuticals, Inc.	Delaware (US)	Prestwick Pharmaceuticals, Inc.
Princeton Pharma Holdings, LLC	Delaware (US)	Princeton Pharma Holdings, LLC
ProSkin LLC	Delaware (US)	ProSkin LLC
Reliant Technologies LLC	Delaware (US)	Reliant Technologies LLC
RHC Holdings, Inc.	Delaware (US)	RHC Holdings, Inc.
RTI Acquisition Corporation, Inc.	Delaware (US)	RTI Acquisition Corporation, Inc.
Sight Savers, Inc.	Delaware (US)	Sight Savers, Inc.
Solta Medical, Inc.	Delaware (US)	Solta Medical, Inc.
Stephanie LP	Delaware (US)	Stephanie LP
Technolas Perfect Vision, Inc.	Delaware (US)	Technolas Perfect Vision, Inc.
Tinea Pharmaceuticals, Inc.	Delaware (US)	Tinea Pharmaceuticals, Inc.
Tori LP	Delaware (US)	Tori LP
TP Cream Sub, LLC	Delaware (US)	TP Cream Sub, LLC
TP Lotion Sub, LLC	Delaware (US)	TP Lotion Sub, LLC
Valeant Biomedicals, Inc.	Delaware (US)	Valeant Biomedicals, Inc.
Valeant Pharmaceuticals International	Delaware (US)	Valeant Pharmaceuticals International
Valeant Pharmaceuticals North America LLC	Delaware (US)	Valeant Pharmaceuticals North America LLC
VRX Holdco Inc.	Delaware (US)	VRX Holdco Inc.
VRX Holdco2 Inc.	Delaware (US)	VRX Holdco2 Inc.
Croma Pharmaceuticals Inc.	Florida (US)	Croma Pharmaceuticals Inc.
Ucyclyd Pharma, Inc.	Maryland (US)	Ucyclyd Pharma, Inc.
Bausch & Lomb Incorporated	New York (US)	Bausch & Lomb Incorporated
Bausch & Lomb International Inc.	New York (US)	Bausch & Lomb International Inc.
Bausch & Lomb Realty Corporation	New York (US)	Bausch & Lomb Realty Corporation
Pedinol Pharmacal, Inc.	New York (US)	Pedinol Pharmacal, Inc.
Renaud Skin Care Laboratories, Inc.	New York (US)	Renaud Skin Care Laboratories, Inc.
Image Acquisition Corp.	Texas (US)	Image Acquisition Corp.
Euvipharm Pharmaceuticals Joint Stock Company	Vietnam	Euvipharm Pharmaceuticals Joint Stock Company

In accordance with the instructions of Item 601 of Regulation S-K, certain subsidiaries are omitted from the foregoing table.